UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2023

WORTHINGTON INDUSTRIES, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-08399	31-1189815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, Without Par Value	WOR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 27, 2023 (the “Effective Date”), Worthington Industries, Inc. (the “Registrant”) amended and restated its existing five-year, revolving credit facility (provided under the Third Amended and Restated Credit Agreement, dated as of August 20, 2021 (as amended, the “Existing Credit Agreement”)). The aggregate commitments under the amended and restated revolving credit facility remain at $500 million. The final maturity of the revolving credit facility was extended from August 20, 2026 to September 27, 2028. The Fourth Amended and Restated Credit Agreement, dated as of the Effective Date (the “Fourth Amended and Restated Credit Agreement”), was entered into among the Registrant, as a Borrower; PNC Bank, National Association, as a Lender, the Swingline Lender, an Issuing Bank and Administrative Agent; JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Lenders and Syndication Agents; U.S. Bank National Association, The Huntington National Bank, Fifth Third Bank, National Association, The Northern Trust Company, First National Bank of Pennsylvania and Goldman Sachs Bank USA, as Lenders (collectively with PNC Bank, National Association, JPMorgan Chase Bank, N.A., Citibank, N.A. and Bank of America, N.A., the “Lenders”); and Wells Fargo Bank, National Association and BMO Harris Bank, N.A., each as a Departing Lender (the “Departing Lenders”); with Citibank, N.A., and The Huntington National Bank, serving as Co-Documentation Agents; and JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and BofA Securities, Inc. serving as Joint Bookrunners and Joint Lead Arrangers. The Departing Lenders were lenders under the Existing Credit Agreement, but each is no longer a lender under the Fourth Amended and Restated Credit Agreement. In addition, certain of the Lenders under the Fourth Amended and Restated Credit Agreement provide other banking services not specifically outlined in the Fourth Amended and Restated Credit Agreement to the Registrant, the subsidiaries of the Registrant and their respective joint ventures, in the ordinary course of their respective businesses.

Availability under Commitments

The Fourth Amended and Restated Credit Agreement represents a syndicated unsecured revolving credit facility under which aggregate revolving credit commitments of $500 million will be available in U.S. Dollars. In addition, the Registrant may from time to time elect to increase the aggregate revolving credit commitments or enter into one or more tranches of term loans (in each case, subject to the consent of the Lenders who elect to make such loans), in minimum increments of $10 million, so long as, after giving effect thereto, the aggregate amount of such increases and all such incremental term loans does not exceed $300 million. The Existing Credit Agreement also provided for $500 million of availability and the incremental accordion facility under the Fourth Amended and Restated Credit Agreement is on the same terms as such facility was provided for under the Existing Credit Agreement.

The Registrant maintains the right under the Fourth Amended and Restated Credit Agreement to request from time to time that a foreign subsidiary of the Registrant be added to the Fourth Amended and Restated Credit Agreement as an additional borrower with the ability to request and receive loans from the Lenders. However, no more than five such requests may be made during the term of the Fourth Amended and Restated Credit Agreement.

Maturity Date

The Existing Credit Agreement had been due to mature on August 20, 2026. The Fourth Amended and Restated Credit Agreement extends the maturity date to September 27, 2028.

Use of Proceeds

The proceeds of the Fourth Amended and Restated Credit Agreement may be used to repay existing indebtedness and for working capital and other general corporate purposes, including capital expenditures and acquisitions. As of the close of business on the Effective Date, the Registrant had no borrowings under the Fourth Amended and Restated Credit Agreement.

Letters of Credit

The Fourth Amended and Restated Credit Agreement provides that up to $75 million of the available commitments may be used for letters of credit for the benefit of the Registrant, representing the same maximum available letter of credit commitments under the Existing Credit Agreement. On the Effective Date, the Registrant had no outstanding letters of credit issued under the Fourth Amended and Restated Credit Agreement.

Borrowing Options

The Fourth Amended and Restated Credit Agreement has several borrowing options: (i) ABR Borrowings, which may only be made in U.S. Dollars and shall bear interest at a rate determined by reference to the Alternate Base Rate described below; and (ii) Eurocurrency Borrowings, which may be made in U.S. Dollars or an Agreed Currency (as defined in the Fourth Amended and Restated Credit Agreement) and, with respect to Eurocurrency Borrowings made in U.S. Dollars, shall bear interest at a rate determined by reference to the Adjusted Term SOFR Rate (as defined in the Fourth Amended and Restated Credit Agreement) and, with respect to Eurocurrency Borrowings made in an Agreed Currency, shall bear interest at a rate agreed between the parties at such time. A margin is added to each of the Alternate Base Rate, the Adjusted Term SOFR Rate and such other applicable rate as agreed by the parties pursuant to the Fourth Amended and Restated Credit Agreement, as applicable, the amount of which is determined by the Registrant’s current consolidated total leverage ratio as of any such date of determination, ranging from 0.125% to 1.625%, as applicable. The Alternate Base Rate is a floating per annum rate of interest equal to the highest of (a) the Overnight Bank Funding Rate plus 0.50%, (b) the Prime Rate of PNC Bank, National Association, and (c) the Adjusted Daily Simple SOFR plus 1.00% so long as the Adjusted Daily Simple SOFR is offered, ascertainable and not unlawful (as each such term is defined in the Fourth Amended and Restated Credit Agreement) and, in all cases, is subject to a zero percent (0%) floor. The Fourth Amended and Restated Credit Agreement contains customary benchmark replacement language.

Swingline Loans

As Swingline Lender, PNC Bank, National Association may make swingline loans to the Registrant in an aggregate principal amount not to exceed $50 million. Swingline loans will bear interest at an interest rate agreed upon by the Registrant and PNC Bank, National Association.

Facility Fees

The Registrant agreed to pay (i) a facility fee on the commitments of the Lenders under the Fourth Amended and Restated Credit Agreement and (ii) a participation fee in connection with outstanding letters of credit (if any) under the Fourth Amended and Restated Credit Agreement, in each case, at a rate determined by the Registrant’s current consolidated total leverage ratio on the date of any such determination. As of the Effective Date, each of the facility fee rate and the participation fee rate was 12.5 basis points. The Registrant is also obligated to pay under the Fourth Amended and Restated Credit Agreement a customary fronting fee of 0.125% of the face amount of each letter of credit issued from time to time under the Fourth Amended and Restated Credit Agreement, as well as usual and customary administrative and syndication fees.

Covenants; Events of Default

The terms of the Fourth Amended and Restated Credit Agreement provide for customary representations and warranties, affirmative covenants and negative covenants of and on the Registrant and its subsidiaries, subject to negotiated carve-outs, all as provided in the Fourth Amended and Restated Credit Agreement.

The Fourth Amended and Restated Credit Agreement requires that the ratio (the “interest coverage ratio”), for the Registrant and its subsidiaries on a consolidated basis, of (i) Consolidated EBITDA (as defined in the Fourth Amended and Restated Credit Agreement) for four consecutive fiscal quarters of the Registrant, taken as a single accounting period, to (ii) Consolidated Interest Expense (as defined in the Fourth Amended and Restated Credit Agreement) for such period, not be less than 3.25 to 1.00 at the end of any fiscal quarter of the Registrant. In addition, the Fourth Amended and Restated Credit Agreement requires that the ratio, for the Registrant and its subsidiaries on a consolidated basis, of (a) Consolidated Indebtedness (as defined in the Fourth Amended and Restated Credit Agreement) to (b) Consolidated Indebtedness (as defined in the Fourth Amended and Restated Credit Agreement) plus Consolidated Net Worth (as defined in the Fourth Amended and Restated Credit Agreement), not be greater than 55% at the end of any fiscal quarter of the Registrant.

As previously announced, the Registrant plans to separate into two independent, publicly-traded companies (the “Planned Separation”). One company, Worthington Enterprises, will include the Registrant’s Consumer Products, Building Products and Sustainable Energy Solutions businesses. The other company, Worthington Steel, will be comprised of the Registrant’s Steel Processing business. The Fourth Amended and Restated Credit Agreement permits the Planned Separation and the transactions to the Planned Separation by making appropriate exceptions to the applicable affirmative and negative covenants of the Fourth Amended and Restated Credit Agreement. Completion of the Planned Separation is subject to, among other things, general market conditions, finalization of the capital structure of the two companies, completion of steps necessary to qualify the Planned Separation as a tax-free transaction, receipt of regulatory approvals and final approval by the Registrant’s Board of Directors. The Registrant may, at any time and for any reason until the proposed transaction is complete, abandon the Planned Separation or modify or change its terms, including the individual businesses and components of each of the two companies. There can be no assurance regarding the ultimate timing of the Planned Separation or that the Planned Separation will ultimately occur.

The terms of the Fourth Amended and Restated Credit Agreement include customary events of default such as payment defaults; material inaccuracies in representations or warranties; covenant defaults; bankruptcy, insolvency or occurrence of similar events; cross-defaults to other material indebtedness; uninsured material judgments; the occurrence of a defined change of control of Registrant or a foreign subsidiary of the Registrant which becomes a borrower under the Fourth Amended and Restated Credit Agreement; material ERISA events; and any material provision of any Loan Document (as defined in the Fourth Amended and Restated Credit Agreement) ceases to be enforceable. Upon the occurrence and during the continuation of an event of default, the Lenders may, among other things, terminate their commitments under the Fourth Amended and Restated Credit Agreement and declare any of the then outstanding loans or letter of credit obligations to be due and payable immediately.

Summary; No Reliance

The foregoing description of the Fourth Amended and Restated Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Fourth Amended and Restated Credit Agreement, which is included as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Fourth Amended and Restated Credit Agreement is intended to provide readers with information regarding its terms and is not intended to provide any other factual or disclosure information about the Registrant or the other parties to the Fourth Amended and Restated Credit Agreement. The Fourth Amended and Restated Credit Agreement contains representations, warranties and covenants by the parties thereto, and those representations, warranties and covenants: (1) were made solely for purposes of the Fourth Amended and Restated Credit Agreement and for the benefit of the parties specified therein; (2) have been qualified by disclosures that were made to the other parties in connection with the negotiation of the Fourth Amended and Restated Credit Agreement, including being qualified by confidential disclosures made by one party to other parties for the purpose of allocating contractual risk among them that differ from those applicable to investors; (3) may apply standards of materiality in a way that is different from what may be viewed as material to readers or investors; (4) were made only as of the date of the Fourth Amended and Restated Credit Agreement or such other dates specified in the Fourth Amended and Restated Credit Agreement and are subject to more recent developments; and (5) may not describe the actual state of affairs as of the date they were made or at any other time. Investors should not rely on the representations, warranties and covenants in the Fourth Amended and Restated Credit Agreement, or any description thereof, as characterizations of the actual state of facts or the condition of the Registrant or its subsidiaries. Investors should review the Fourth Amended and Restated Credit Agreement and the description thereof, not in isolation, but only in conjunction with the other information about the Registrant and its subsidiaries that the Registrant includes in reports, statements and other filings it makes with the U.S. Securities and Exchange Commission.

Safe Harbor Statement

Selected statements contained in this Current Report on Form 8-K constitute “forward-looking statements,” as that term is used in the Private Securities Litigation Reform Act of 1995 (the “Act”). The Registrant wishes to take advantage of the Safe Harbor provisions included in the Act. Forward-looking statements reflect the Registrant’s current expectations, estimates or projections concerning future results or events. These statements are often identified by the use of forward-looking words or phrases such as “believe,” “expect,” “anticipate,” “may,” “could,” “should,” “would,” “intend,” “plan,” “will,” “likely,” “estimate,” “project,” “position,” “strategy,” “target,” “aim,” “seek,” “foresee,” or other similar words or phrases. These forward-looking statements include, without limitation, statements relating to: future or expected cash positions, liquidity and ability to access financial markets and capital; outlook, strategy or business plans; the intended separation (the “Planned Separation”) of the Registrant’s Steel Processing business (Worthington Steel) from the Registrant’s other businesses (Worthington Enterprises); the timing and method of the Planned Separation; the anticipated benefits of the Planned Separation; the expected financial and operational performance of, and future opportunities for, each of the two independent, publicly-traded companies following the Planned Separation; the tax treatment of the Planned Separation transaction; the leadership of each of the two independent, publicly-traded companies following the Planned Separation; the ever-changing effects of the novel coronavirus (“COVID-19”) pandemic and the various responses of governmental and nongovernmental authorities thereto (such as fiscal stimulus packages, quarantines, shut downs and other restrictions on travel and commercial, social or other activities) on economies (local, national and international) and markets, and on our customers, counterparties, employees and third-party service providers; future or expected growth, growth potential, forward momentum, performance, competitive position, sales, volumes, cash flows, earnings, margins, balance sheet strengths, debt, financial condition or other financial measures; pricing trends for raw materials and finished goods and the impact of pricing changes; the ability to improve or maintain margins; expected demand or demand trends for the Registrant or its markets; additions to product lines and opportunities to participate in new markets; expected benefits from transformation and innovation efforts; the ability to improve performance and competitive position at the Registrant’s operations; anticipated working capital needs, capital expenditures and asset sales; anticipated improvements and efficiencies in costs, operations, sales, inventory management, sourcing and the supply chain and the results thereof; projected profitability potential; the ability to make acquisitions and the projected timing, results, benefits, costs, charges and expenditures related to acquisitions, joint ventures, headcount reductions and facility dispositions, shutdowns and consolidations; projected capacity and the alignment of operations with demand; the ability to operate profitably and generate cash in down markets; the ability to capture and maintain market share and to develop or take advantage of future opportunities, customer initiatives, new businesses, new products and new markets; expectations for Company and customer inventories, jobs and orders; expectations for the economy and markets or improvements therein; expectations for generating improving and sustainable earnings, earnings potential, margins or shareholder value; effects of judicial rulings; and other non-historical matters.

Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, those that follow: obtaining final approval of the Planned Separation by the Registrant’s Board of Directors; the uncertainty of obtaining regulatory approvals in connection with the Planned Separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the Planned Separation on a timely basis, or at all; the Registrant’s ability to successfully separate the two independent companies and realize the anticipated benefits of the Planned Separation; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the risks, uncertainties and impacts related to the COVID-19 pandemic – the duration, extent and severity of which are impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof – and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the impact of tariffs, the adoption of trade restrictions affecting the Registrant’s products or suppliers, a U.S. withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing commodity prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Registrant’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of the COVID-19 pandemic and Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Registrant participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Registrant does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Registrant participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Registrant’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Registrant’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Registrant in the application of its significant accounting policies; the level of imports and import prices in the Registrant’s markets; the impact of environmental laws and regulations or the actions of the U.S. Environmental Protection Agency or similar regulators which increase costs or limit the Registrant’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations and considerations; the impact of judicial rulings and governmental regulations, both in the U.S. and abroad, including those adopted by the U.S. Securities and Exchange Commission and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Plan Act of 2021, and the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010; the effect of healthcare laws in the U.S. and potential changes for such laws, which may increase the Registrant’s healthcare and other costs and negatively impact the Registrant’s operations and financial results; the effects of tax laws in the U.S. and potential changes for such laws, which may increase the Registrant’s costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of the Registrant with the U.S. Securities and Exchange Commission, including those described in “Part I – Item 1A. – Risk Factors” of the Annual Report on Form 10-K of the Registrant for the fiscal year ended May 31, 2023. The Registrant notes these factors for investors as contemplated by the Act. It is impossible to predict or identify all potential risk factors. Consequently, you should not consider the foregoing list to be a complete set of all potential risks and uncertainties. Any forward-looking statements in this Current Report on Form 8-K are based on current information as of the date of this Current Report on Form 8-K, and the Registrant assumes no obligation to correct or update any such statements in the future, except as required by applicable law.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the description in Item 1.01 of this Current Report on Form 8-K, related to the Fourth Amended and Restated Credit Agreement entered into on the Effective Date, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) - (c) Not applicable.

(d) Exhibits:

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

4.1

Fourth Amended and Restated Credit Agreement, dated as of September 27, 2023, among Worthington Industries, Inc., as a Borrower; PNC Bank, National Association, as a Lender, the Swingline Lender, an Issuing Bank and Administrative Agent; JPMorgan Chase Bank, N.A. and Bank of America, N.A., as Lenders and Syndication Agents; U.S. Bank National Association, The Huntington National Bank, Fifth Third Bank, National Association, The Northern Trust Company, First National Bank of Pennsylvania and Goldman Sachs Bank USA, as Lenders; and Wells Fargo Bank, National Association and BMO Harris Bank, N.A., as the Departing Lenders; with Citibank, N.A. and The Huntington National Bank serving as Co-Documentation Agents; and JPMorgan Chase Bank, N.A., PNC Capital Markets LLC and BofA Securities, Inc. serving as Joint Bookrunners and Joint Lead Arrangers

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date:	September 28, 2023	By:	/s/Patrick J. Kennedy
Patrick J. Kennedy, Vice President - General Counsel and Secretary